U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report : March 11, 2004

TRANSAX INTERNATIONAL LIMITED
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(Exact Name of Small Business Issuer as Specified in its Charter)

COLORADO
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(State or other Jurisdiction as Specified in Charter)

00-27845 ----------------------------------- (Commission file number)	84-1304106 ------------------------------------------------- (I.R.S. Employer Identification No.)
7545 Irvine Center Drive, Suite 200
Irvine, CA, 92618
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(Address of Principal Executive Offices)

949-623-8316
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(Issuer's telephone number)

Items 1 through 6 and 8 not applicable.

Item 7. Financial Statements and Exhibits.
  Financial Statements of Businesses Acquired.

  Not applicable.

  Pro Forma Financial Information.

  Not applicable.

  Exhibits.

  Not applicable.

Item 9. Regulation FD Disclosure

On March 10, 2004, the board of directors of Transax International Limited (the "Company") approved and authorized the termination of the engagement with its current transfer agent, X-Clearing Corporation, and has appointed Transfer Online, Inc. as its transfer agent, effective March 11, 2004.

The change will be seamless for the Company's current shareholders, and will enable its shareholders to access their holding information online. Transax International Limited's new transfer agent can be contacted at:
Transfer Online Inc.
227 S.W. Pine Street, Suite 300
Portland, OR 97204
Phone: 503.227.2950
Fax: 503.227.6874
www.transferonline.com

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: March 11, 2004	Transax International Limited By: /s/ Stephen Walters ----------------------------------------- Stephen Walters President & CEO